PARKSTERLING

Midwest Investor Meetings with Raymond James

May 7-9, 2013

Forward Looking Statements and Non-GAAP Measures

Forward Looking Statements

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions, including financial and other estimates and expectations regarding the merger with Citizens South Banking Corporation; the general business strategy of engaging in bank mergers, organic growth, branch openings and closings, expansion or addition of product capabilities, expected footprint of the banking franchise and anticipated asset size; anticipated loan growth; changes in loan mix and deposit mix; capital and liquidity levels; net interest income, provision expense, noninterest income and noninterest expenses; credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels; the amount, timing and prices of share repurchases; and other similar matters. These forward-looking statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to Park Sterling at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure to realize synergies and other financial benefits from the Citizens South merger within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to integration of the merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative or soft economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; the impact of deterioration of the United States credit standing; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, the company's financial performance, market conditions generally or modification, extension or termination of the authorization by the board of directors, in each case impacting purchases of common stock; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Introduction to Park Sterling

PARKSTERLING

Formed in October 2006

- Largest de novo raise in NC history ($45 million)
- Experienced community and regional banking team
- Deployed scalable Jack Henry SilverLake® platform

Pre-Initial Public Offering

- Grew to $488 million in total assets
- Established locations in Charlotte and Wilmington, NC
- Became FDIC bid-eligible institution

Initial Public Offering (August 2010)

- Raised gross proceeds of $150.2 million
- Reconstituted management team and board of directors
- Embarked on accelerated growth strategy

Subsequent Developments

- Fully integrated two strategic partnerships
- Expanded presence and entered key growth markets
- Enhanced credit and non-credit product capabilities
- Strengthened talent across market, product and functional areas

Well positioned to drive long-term profitability through improvements in current business model, investments in organic growth and disciplined merger activity.

Park Sterling Today

PARKSTERLING

- Premier community banking franchise in the Charlotte-Gastonia-Rock Hill MSA
  - Largest branch network and deposit base
  - Exceptional banking team
- Broad product capabilities
  - Wealth management, mortgage banking, treasury service, asset-based lending, builder finance
- Established origination capabilities in additional growth markets
  - Raleigh and Wilmington, NC
  - Charleston and Greenville, SC
- Logical branch footprint with strong core deposit franchise
  - Follows I-77/ I-85 corridors
  - Extends into North Georgia

I am PARKSTERLING ...You can count on me.


Raleigh
Gastonia
Charlotte
Greenville
Hiawassee
Wilmington
Greenwood
Charleston

Attractive Demographic Profile

PARKSTERLING

MSA	Number of Branches	Company Deposits in Market ($000)	Percent of National Franchise (%)	Total Population 2012 (Actual)	Population Change 2010-2012 (%)	Projected Population Change 2012-2017 (%)	Median HH Income 2012 ($)	Projected HH Income Change 2012-2017 (%)
Charlotte-Gastonia-Rock Hill, NC-SC	13	757,718	44.68	1,812,360	3.09	8.79	52,110	11.77
Greenwood, SC	3	123,078	7.26	70,125	0.67	1.86	38,859	9.93
Salisbury, NC	2	118,543	6.99	139,709	0.93	1.51	41,508	16.84
Anderson, SC	4	86,984	5.13	189,685	1.37	4.16	40,703	18.40
Greenville-Mauldin-Easley, SC	5	77,276	4.56	651,393	2.26	6.46	42,147	19.17
Statesville-Mooresville, NC	2	76,915	4.54	163,057	2.27	6.28	48,016	11.76
Newberry, SC	2	45,952	2.71	38,002	1.32	2.72	40,566	10.24
Columbia, SC	1	35,186	2.07	788,418	2.71	6.94	46,346	13.91
Wilmington, NC	1	31,463	1.86	373,464	3.08	8.58	43,449	18.15
Spartanburg, SC	1	10,531	0.62	288,046	1.32	4.47	41,062	20.19
Raleigh-Cary, NC	1	6,784	0.40	1,177,361	4.15	12.93	56,678	12.54
Charleston-N.Charleston-Summerville, SC	1	1,985	0.12	688,628	3.61	9.49	48,294	11.85
MSA Totals/ Weighted Average	**36**	**1,372,415**	**80.93**	**6,380,248**	**2.41**	**6.71**	**47,692**	**13.10**
Aggregate: National					**1.42**	**3.47**	**50,157**	**13.43**

Largest concentration of deposits located in attractive Charlotte-Gastonia-Rock Hill MSA (#7 market share)

Weighted average projected population growth almost 2x national average

- Concentrated branch presence in attractive Charlotte-Gastonia-Rock Hill MSA
  - Approximately 45% of total deposits
  - Projected five-year population change of 8.79%, or 2.5x national average
- Established business origination presence in Carolinas' growth markets
  - Wilmington, NC and Greenville, SC (full service retail, commercial, wealth and mortgage banking)
  - Raleigh, NC and Charleston, SC (full service commercial banking)

Source: SNL

Record Operating Results (2013Q1)

PARKSTERLING

Adjusted Return on Average Assets (%) (annualized)*



1.20
1.00
0.80
0.60
0.40
0.20
0.84
0.61
0.21
0.24
0.35
0.22
0.69
0.25
0.77
0.65
0.71 0.53 0.27
0.81 0.40 0.31
0.98 0.60 0.21
1.01 0.67 0.31
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*



5.00
4.50
4.00
3.50
3.00
2.50
2.00
4.71
4.07
4.10
3.90
4.03
3.98
4.36
4.13
4.15
4.15
4.57 3.94 3.60
4.58 4.12 3.64
4.48 4.08 3.60
4.54 4.10 3.49
2012Q1
2012Q3
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

- Adjusted net income available to common shareholders* increased $236,000 (7%) to record $3.8 million, or $0.09 per share in 2013Q1
  - Adjusted annualized return on average assets* increased 8 basis points to 0.77%
- Adjusted net interest margin* increased 2 basis points to 4.15% in 2013Q1
  - Benefitted from improved yield on securities and lower funding costs
  - Approximately 10-15 basis points of support from accretion on acquired loans
  - Period end accretable yield increased $2.8 million (7%) to $45.6 million
- Adjusted noninterest expenses* decreased $1.9 million (11%) to $15.2 million in 2013Q1
  - Estimated annual run rate savings now $10.8 million from Citizens South merger (exceeds targeted $10.2 million; delivered ahead of schedule)

Source: SNL and company data

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Strong Asset Quality

PARKSTERLING

NPAs to Total Assets (%)


8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
3.41
3.13
2.74
2.11
1.93
7.49 4.00 2.82
6.35 3.56 2.81
5.71 3.02 2.66
5.01 2.63 2.45
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

Annualized NCOs to Average Loans (%)


2.00
1.50
1.00
0.50
-
(0.50)
0.39
0.56
0.13
0.05
1.53 1.28 0.49
1.75 0.98 0.48
1.84
0.59
1.59 1.13 0.37
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
(0.11)
(0.08)
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

- Credit profile continued to improve in 2013Q1
  - Pass Grades represent 97.1% of total loans
  - Nonperforming loans decreased $708,000 (4%) to 1.29% of total loans
  - Nonperforming assets decreased $4.5 million (11%) to 1.93% of total assets
  - OREO decreased $3.8 million (15%) to $21.3 million in 2013Q1
    - Includes $7.7 million of covered OREO (36% of total)
- Reported $264,000 in adjusted net loan recoveries* or 0.08% of total loans (annualized)
  - Including impact of PCI impairments, reported net charge-offs of $151,000, or 0.05% of total loans (annualized)
- Approximately 58% of total loans carry acquisition accounting fair market value adjustments
  - Represents 4.54% of total loans when combined with allowance for loan losses*

Source: SNL and company data

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Strong Balance Sheet

PARKSTERLING

Tier 1 Leverage Ratio (%)



18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
14.77
14.92
15.39
11.25
11.72
11.11 10.38 8.89
10.85 10.31 9.22
11.00 9.91 9.25
10.69 10.12 9.65
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)



30.00
25.00
20.00
15.00
10.00
5.00
-
23.98
23.02
22.25
12.27
11.35
16.73 12.37 8.20
15.27 12.72 7.55
15.82 11.00 7.43
15.15 9.96 6.48
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

- Capital levels and liquidity remain well positioned to support growth initiatives at 2013Q1
  - Tangible common equity to tangible assets* of 11.51%
  - Tier 1 leverage ratio of 11.72%
  - Cash and investments represent 22% of total assets
  - Reliance on wholesale funding of 11.35%

- Stock repurchase program remains in place
  - 2.2 million share (5%) authorization instituted in November 2012

Total Assets ($ in 000's)



$616
$1,113
$2,033
$1,984
2010Q4
2011Q4
2012Q4
2013Q1

Source: SNL and company data
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Driving Future Growth and Profitability

PARKSTERLING

Remain focused on vision and strategy unveiled with Initial Public Offering in August 2010, when Park Sterling reconstituted our management team and board of directors.

Vision

- Capitalize on unique opportunity to create a highly respected regional community banking franchise
  - Return to soundness, profitability and growth
  - Diversified by geography and business mix
  - Noted for exceptional risk management, market management, relationship management and customer service
  - Financial institution of choice for prospects, customers, employees, shareholders and communities

Strategy

- To achieve our vision we will
  - Focus on markets well known to management
  - Employ the community banking model of market management by geography
  - Accelerate asset generation through *de novo* entry into identified high growth markets with the recruitment of experienced in-market talent
  - Utilize merger capabilities to acquire strong core deposit franchises and to expand product and line of business capabilities

Business Model Improvements

PARKSTERLING

- Differentiate origination strategies to mitigate environmental and competitive factors
  - Expand loan opportunities by leveraging builder finance and asset-based lending capabilities
  - Expand investment opportunities by leveraging credit and capital markets expertise
  - Execute enhanced retail strategy to pursue small business loans
  - Enhance cross-sell and referral programs
- Selectively seek opportunities to improve pricing where competitively possible
  - Retail banking
  - Treasury management
  - Loan and deposit pricing
- Continue reengineering processes to improve operating efficiency and reduce costs
  - Functional areas
  - Vendor management

Organic Growth Opportunities

- Continue balanced investment in fee-based businesses to build revenues
  - Trust and wealth management
    - Hire personnel to expand offerings into Charlotte, Raleigh and Charleston
    - Add personnel in existing higher growth markets of Wilmington and Greenville
    - Evaluate team lift outs for *de novo* markets
  - Treasury management
    - Expand product line to improve current offerings (i.e., foreign exchange, interest rate derivatives)
    - Add personnel to pursue independent calling strategy
  - Mortgage banking
    - Hire personnel to expand offerings into Raleigh and Charleston
    - Add personnel in existing higher growth markets of Charlotte, Greenville and Wilmington
    - Evaluate potential balance sheet investments (hold vs. sell)

Disciplined M&A

PARKSTERLING

	Total Assets			Deal Value		Valuation Premiums			
	Buyer $	Target $	Target/ Buyer	Total $	$ / Assets	Price/ Book	Price/ Tang Book	Premium/ Core Dep	1-Day Mkt Prem
U.S. Bank and Thrift Transactions[1]									
U.S. Average	$ 17,853,023	$ 915,027	5.1%	$ 130,798	11.2%	108.4%	112.4%	1.73%	38.62%
U.S. Median	$ 840,606	$ 137,421	16.3%	$ 18,500	10.7%	110.6%	112.5%	1.57%	37.65%
Park Sterling Transactions									
Citizens South[2]	**$ 1,130,751**	**$ 1,073,815**	**95.0%**	**$ 77,802**	**7.2%**	**112.0%**	**114.0%**	**-1.58%**	**35.23%**
Community Capital[3]	**$ 616,108**	**$ 655,934**	**106.5%**	**$ 32,316**	**4.9%**	**67.9%**	**69.7%**	**-3.17%**	**21.21%**

1 - Source: SNL (announcements from January 1, 2011 to March 31, 2013; 430 transactions).
2 - Citizens South Banking Corporation merger announced May 13, 2012; closed October 1, 2012
3 - Community Capital Coporation merger announced March 30, 2011; closed November 1, 2011

Efficient: doubled in size with each merger

Disciplined : attractive valuation levels

- Focused on long-term, value enhancing partnerships
  - Driving operating scale to improve profitability
  - Building core deposits and expanding product capabilities to enhance franchise value
  - Expanding customer base and geographic reach to diversify and grow revenue sources
- Dedicated to managing transaction risk
  - Focusing on markets and product capabilities well known to management
  - Leveraging experienced due diligence team to ensure sound valuations
  - Leveraging experienced management team to ensure effective integration (systems, processes, culture, cost savings)
  - Interested in quality of partnerships, not quantity

($ in 000's)

***Disclosure Policy:** Management generally will not comment on specific M&A opportunities prior to execution of a definitive agreement.*

M&A Landscape

PARKSTERLING

Number of Depository Institutions


30
18
17
20
10
10
18
5
3
VA
NC
SC
> $1 billion
> $500 million
> $100 million

Aggregate Total Assets


$7,697
$12,012
$38,480
$4,846
$7,107
$19,885
$5,233
$3,766
$9,496
VA
NC
SC
> $1 billion
> $500 million
> $100 million

- Continued absence of traditional regional banks in the Carolinas and Virginia
  - Only two locally headquartered institutions between $5 billion and $20 billion in assets
  - Missing traditional consolidation partners for community banks
- Continuing need for consolidation among community banks in these markets
  - Increasing cost of regulatory compliance
  - Challenges generating revenue growth
  - Need to improve operating efficiency

Park Sterling offers potential merger partners broader product capabilities, a more liquid currency, access to higher growth markets and a deeper management bench.

Source: SNL (data as of 12/31/2012; $ in 000's)

Closing Comments

PARKSTERLING

Well Positioned for Future Growth

- Proven vision and strategy since Public Offering
  - Successfully integrated two strategic partnerships
  - Established origination presence in key growth markets
  - Expanded capabilities in key product areas
  - Created valuable franchise
- Profitable operations
  - Reported consecutive record earnings in 2012Q4 and 2013Q1
  - Exceeded targeted merger related cost savings (ahead of schedule)
  - Generated organic growth in metro markets and key product areas
- Strong balance sheet
  - Sustained strong asset quality
  - Maintained strong liquidity
  - Preserved available excess capital
- Unique leadership
  - Deep and experienced management team
  - Exceptional board of directors
  - Focused on well known markets and businesses

PARKSTERLING

Leadership

Executive Officers

James C. Cherry *Chief Executive Officer*		32 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank.
Bryan F. Kennedy, III *President*		30 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.
David L. Gaines *Chief Financial Officer*		24 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation.
Nancy J. Foster *Chief Risk Officer*		28 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank.

Non-Management Directors

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank.
Walter C. Ayers *Director*		Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others.
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.
Jean E. Davis *Director*		Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking of Wachovia Corporation.
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation.
Thomas B. Henson *Director*		President of Henson-Tomlin Interest, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.
Kim S. Price *Vice Chairman*		Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank.
Ben R. Rudisill, II *Director*		President of Rudisill Enterprises, Inc. since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank.

Reconciliation of Non-GAAP Financial Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	March 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)
Adjusted net income					
Pretax income (as reported)	$ 4,964	$ 2,093	$ 1,079	$ 929	$ 2,548
Plus: merger-related expenses	836	3,167	1,364	434	930
Less: gain on sale of securities	-	-	(989)	(489)	-
Adjusted pretax income	5,800	5,260	1,454	874	3,478
Tax expense	1,995	1,691	467	281	1,118
Adjusted net income	$ 3,805	$ 3,569	$ 987	$ 593	$ 2,360
Preferred dividends	51	51	-	-	-
Adjusted net income available to common shareholders	$ 3,754	$ 3,518	$ 987	$ 593	$ 2,360
Divided by: weighted average diluted shares	44,069,053	45,002,747	32,138,554	32,120,402	32,075,398
Adjusted net income available to common shareholders per share	$ 0.09	$ 0.08	$ 0.03	$ 0.02	$ 0.07
Estimated tax rate	*34.40%*	*32.15%*	*32.15%*	*32.15%*	*32.15%*
Adjusted net interest margin					
Net interest income (as reported)	$ 17,736	$ 19,532	$ 9,971	$ 10,099	$ 11,719
Less: accelerated mark accretion	-	(921)	17	(277)	(1,469)
Less: other accelerated accretion	-	(121)	-	-	-
Adjusted net interest income	17,736	18,490	9,988	9,822	10,250
Divided by: average earning assets	1,732,366	1,782,922	998,669	1,012,570	1,013,760
Mutliplied by: annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted net interest margin	4.15%	4.13%	3.98%	3.90%	4.07%
Net interest margin	4.15%	4.36%	3.97%	4.01%	4.65%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,568	$ 3,808	$ 3,318	$ 2,563	$ 1,955
Less: gain on sale of securities	-	-	(989)	(489)	-
Adjusted noninterest income	$ 3,568	$ 3,808	$ 2,329	$ 2,074	$ 1,955
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 16,031	$ 20,253	$ 12,203	$ 10,835	$ 11,003
Less: merger-related expenses	(836)	(3,167)	(1,364)	(434)	(930)
Adjusted noninterest expense	$ 15,195	$ 17,086	$ 10,839	$ 10,401	$ 10,073
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,754	$ 3,518	$ 987	$ 593	$ 2,360
Divided by: average assets	1,978,144	2,020,662	1,112,923	1,127,031	1,131,360
Mutliplied by: annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted return on average assets	0.77%	0.69%	0.35%	0.21%	0.84%
Return on average assets	0.65%	0.25%	0.22%	0.24%	0.61%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs/ recoveries, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) and adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain on sale of securities, as applicable), and adjusted net interest margin (which excludes accelerated mark accretion), and adjusted return on average assets (which excludes merger-related expenses and gain on sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Financial Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	March 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,754	$ 3,518	$ 987	$ 593	$ 2,360
Divided by: average common equity	258,234	257,335	196,013	194,345	192,398
Mutliplied by: annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted return on average equity	5.90%	5.44%	2.00%	1.23%	4.93%
Return on average equity	5.01%	1.96%	1.26%	1.40%	3.60%
Tangible common equity to tangible assets					
Total assets	$ 1,983,571	$ 2,032,508	$ 1,110,188	$ 1,119,119	$ 1,130,751
Less: intangible assets	(34,118)	(34,375)	(4,337)	(4,439)	(4,569)
Tangible assets	$ 1,949,453	$ 1,998,133	$ 1,105,851	$ 1,114,680	$ 1,126,182
Total common equity	$ 258,485	$ 255,202	$ 195,804	$ 194,186	$ 192,816
Less: intangible assets	(34,118)	(34,375)	(4,337)	(4,439)	(4,569)
Tangible common equity	$ 224,367	$ 220,827	$ 191,467	$ 189,747	$ 188,247
Tangible common equity	$ 224,367	$ 220,827	$ 191,467	$ 189,747	$ 188,247
Divided by: tangible assets	$ 1,949,453	$ 1,998,419	$ 1,105,851	$ 1,114,680	$ 1,126,182
Tangible common equity to tangible assets	11.51%	11.05%	17.31%	17.02%	16.72%
Tangible book value per share					
Issued and outstanding shares	44,648,165	44,575,853	32,706,627	32,706,627	32,643,627
Deduct: nondilutive restricted stock awards	(568,260)	(568,260)	(568,260)	(568,260)	(568,260)
Period end dilutive shares	44,079,905	44,007,593	32,138,367	32,138,367	32,075,367
Tangible common equity	$ 224,367	$ 222,269	$ 191,467	$ 189,747	$ 188,247
Divided by: period end dilutive shares	44,079,905	44,027,233	32,138,367	32,138,367	32,075,367
Tangible common book value per share	$ 5.09	$ 5.05	$ 5.96	$ 5.90	$ 5.87
Adjusted allowance for loan losses					
Allowance for loan losses	$ 10,749	$ 10,591	$ 9,207	$ 9,431	$ 9,556
Plus: acquisition accounting FMV adjustments to acquired loans	49,633	53,719	21,512	24,264	31,957
Adjusted allowance for loan losses	$ 60,382	$ 64,310	$ 30,719	$ 33,695	$ 41,513
Divided by: total loans (excluding LHFS)	$ 1,329,749	$ 1,356,833	$ 708,283	$ 712,506	$ 727,862
Adjusted allowance for loan losses to total loans	4.54%	4.74%	4.34%	4.73%	5.70%
Adjusted net charge-offs/ recoveries					
Net charge-offs (recoveries)	$ 151	$ (390)	$ 231	$ 1,024	$ 721
Plus: impact of acquisition accounting related PCI loans	(415)	-	-	-	-
Adjusted net charge-offs (recoveries)	(264)	(390)	231	1,024	721
Divided by: average loans	1,335,224	1,388,627	719,397	729,163	746,433
Mutliplied by: annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted net charge-offs (recoveries) (annualized)	-0.08%	-0.11%	0.13%	0.56%	0.39%
Net charge-offs (recoveries) (annualized)	0.05%	-0.11%	0.13%	0.56%	0.39%

Special Note

As contemplated during the 2010 public offering, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. These 568,260 shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository on a major exchange
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Institution Name	Ticker	Exchange	State	City	Total Assets 2012Q4 ($ in thousands)	Market Capitalization* ($ in millions)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	1,283,687	161.5
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	3,019,052	338.9
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,083,788	268.7
4	Capital Bank Financial Corporation	CBF	NASDAQ	FL	Coral Gables	7,295,713	947.5
5	Crescent Financial Bancshares, Inc.	CRFN	NASDAQ	NC	Raleigh	1,085,225	189.4
6	First Bancorp	FBNC	NASDAQ	NC	Troy	3,244,910	251.8
7	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,728,867	309.9
8	First Financial Holdings, Inc.	FFCH	NASDAQ	SC	Charleston	3,215,558	344.3
9	FNB United Corp.	FNBN	NASDAQ	NC	Asheboro	2,151,565	184.9
10	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,708,707	169.5
11	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,032,633**	**248.2**
12	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,145,456	176.8
13	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,013,516	63.4
14	SCBT Financial Corporation	SCBT	NASDAQ	SC	Columbia	5,136,446	845.5
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,405,923	476.7
16	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	6,802,259	620.0
17	Yadkin Valley Financial Corporation	YAVY	NASDAQ	NC	Elkin	1,923,438	187.2

Source: SNL

** Market capitalization as of April 12, 2013*